Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.22E

FIFTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This fifth AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below.  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #2501940) with an effective date of March 1, 2013 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.

Customer desires to use and CSG agrees to provide CSG’s Stored Payment Instruments (hereinafter “Stored Payment Instruments” or “SPI”) services.  CSG will provide Stored Payment Instruments to Customer pursuant to the terms of the Agreement and as further described in Attachment 1, attached hereto and incorporated herein by reference, and, in accordance with the terms set forth in Attachment 1.

2.	(a) Schedule C of the Agreement entitled “Recurring Services” is hereby amended by adding the following to the list of Services:

 Stored Payment Instruments…………………………………………………………..………Exhibit C-3(f)

(b)  Additionally, Schedule C-3, “Financial Services,” is hereby amended by adding Exhibit C-3(f), “Stored Payment Instruments,” attached to this Amendment at Attachment 1, and incorporated herein by reference.

3.

As a result, upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, which includes Exhibit C-3(f), “Stored Payment Instruments,” Schedule F, Fees, Section III. Payment Procurement, of the Agreement shall be amended to add a new Subsection I. entitled “Stored Payment Instruments” as follows:

CSG SERVICES

III.	Payment Procurement
I.	Stored Payment Instruments

Description of Item/Unit of Measure	Frequency	Fee
1. SPI Setup/Implementation Fees (Note 1) (Note 6)	*** *******		*****
2. ******* SPI Transaction Fees (Note 2) (Note 4) (Note 5)
• ** ** ******* SPI Transactions	*******	$	******
• ******* to ********* SPI Transactions	*******	$	******
• *********+ SPI Transactions	*******	$	******
3. Payment Profile Storage Fees (Note 2) (Note 3) (Note 5)
• ** ** ******* Payment Instruments	*******	$	******
• ******* to ********* Payment Instruments	*******	$	******
• *********+ Payment Instruments	*******	$	******
4. SPI Test Environment Setup/Implementation Fees (Note 7)	*** *******		*****
5. ******* Test Environment Maintenance Fees (per each test system requested) (Note 8)	*******	$	******
6. Customization Fees (Note 9)	*** *******		*****

Note 1:  SPI Setup and Implementation Fees shall be set forth in a mutually agreed upon statement of work.

Note 2:  ******* SPI Transaction Fees and Payment Profile Storage Fees are ********** *** *** ***********.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 3:  For purposes of SPI, “storage” means storage of each Payment Profile that will be accessible to Customer’s customer service representatives (“CSRs”) and Subscribers; each Payment Profile will contain *** (*) Stored Payment Instrument.

Note 4:  An SPI transaction occurs when a Stored Payment Instrument ** **** ** * ********** ** **** * ******* ******* ** ******* ******* (“SPI Transaction”).

Note 5:  The SPI ******* Transaction Fees and Payment Profile Storage Fess will be subject to ****** ******** pursuant to Section *** of the Agreement.

Note 6:  Customer shall have *** (*) or more separate agreements with payment instrument processors and, as such, shall incur additional fees outside of this Amendment and the Agreement.

Note 7:  CSG will implement Stored Payment Instrument into the SPI test environment.

Note 8:  Customer may terminate the SPI Test Environment Maintenance Fee upon ****** (**) ****’ prior written notice (email shall be sufficient) to CSG and Customer shall have no further obligation for any Support Services following such termination, etc.

Note 9:  Customizations to Customer’s Precision eCare® may be requested by Customer pursuant to fees and terms specified in a Statement of Work.

4.	Schedule H, SUPPORT SERVICES FOR THE PRODUCTS, shall be amended by adding the new Section VII. as follows:

“VII.  Non-production Customer Test Environment Support

Support of CSG non-production test environments are provided by the CSG International Service Desk (ISD).

The following support will be provided for the non-production Customer Test Environments:

•	Customer test systems are active **** excluding published *********** ******* and ************ ***********
•	Issues can be reported to the ISD anytime but will only be worked between the hours of *:** ***.-*:** **** **, ****** through ******, unless otherwise outlined in a different agreement
•	CSG will communicate information to Customer related to changes occurring in the non-production Customer Test Environment
•

Non-production Customer Test Environments run the current production software codebase except during the period known as ‘***-*******’ which occurs approximately **** (*) ***** prior to production releases.

*There will be no **-****, ***** ***** or ******* ******* unless otherwise agreed to by the parties.  In the event internal CSG resources are working on Customer’s production environment items, production matters will take priority over non-production test systems

*Non-production Customer Test Environments run the current production software codebase except during the period known as ‘***-*******’ which occurs approximately **** (*) ***** prior to production releases.  During the ‘***-*******’ time period, non-production customer test environments will be updated with the development testing codebase.”

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed on the day and year last signed below (“Effective Date”).

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Peter Kiriacoulacos	By: /s/ Michael J Henderson
Name: Peter Kiriacoulacos	Name: Michael J. Henderson
Title: Executive Vice President & Chief Procurement Officer	Title: EVP Sales & Marketing
Date: 10-17-13	Date: 9/23/13

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ATTACHMENT 1

EXHIBIT C-3(f)

Stored Payment Instruments

1.

Stored Payment Instruments Service.  The CSG Stored Payment Instruments service enables the storage of Payment Instruments (defined below) for Customer’s Subscribers who have opted in to store such Payment Instruments.  Stored Payment Instruments is available to Customer’s customer services representatives (“CSRs”), Subscribers, and third party vendors.  Stored Payment Instruments may be utilized by Subscribers with both one-time and recurring credit card, debit card and ACH accounts (the “Payment Instruments”) to make payments on Subscribers’ selected accounts using registered Payment Instruments stored in Subscribers’ Payment Profile(s).

Payment profiles will be established by CSRs and Subscribers, at Subscribers’ option, and stored by CSG and will include certain of Subscriber’s personal data and such Subscribers’ Payment Instrument(s) (the “Payment Profiles”).

2.	Requirements. Customer is responsible for establishing processing agreements with CSG and applicable third party vendors.

Customer is responsible for establishing a merchant agreement with CSG-approved credit and debit card vendors and ACH processor(s) and for all credit card and debit card related fees passed through or assessed by merchant banks, card processors, acquirers, issuers, ****, **********, ********, ******** *******, ****, ****, and *****, or any other entity involved in the processing of SPI Transactions.  Such related fees may include, but not necessarily be limited to, interchange fees, assessment fees, per transaction fees, network security fees, switch fees, and administrative fees.  Customer is responsible for adhering to all applicable regulations that may be mandated by the card associations, debit networks, payment card industry, or other regulatory entity.

Customer is responsible for obtaining approval from each Subscriber prior to storing Payment Instruments and related Subscriber data to be used for Stored Payment Instruments.

CSG will support the ******* SPI release version **** *** *** (*) ***** ******* of the interface at any given time.  Customer shall be required to upgrade its version of the interface so as to maintain currency within the Application and ensure CSG’s ability to support the Customer’s version of the interface.

Stored Payment Instruments will require customization of Customer’s Precision eCare®.

Stored Payment Instruments will require Customer to have access to CSG Vantage® Plus for Account Updater reports.

3.

Use of Stored Payment Instruments Information.  Customer and CSG agree that all information and data accessed through Stored Payment Instruments is “Confidential Information” and as such shall be kept strictly confidential in accordance with the Agreement.

4.	Dependencies. Account Updater reports will be available to Customer via Customer’s access to Vantage Plus.

5.

Limitation of Liability.  CSG SHALL NOT BE LIABLE FOR ANY DAMAGES IN ANY ACTION, WHETHER BASED ON CONTRACT, TORT OR STRICT LIABILITY, ARISING OUT OF OR IN CONNECTION WITH CSG’S PROVISION OF THE STORED PAYMENT INSTRUMENTS SERVICES HEREUNDER, OR THE PERFORMANCE OR FAILURE TO PERFORM ANY STORED PAYMENT INSTRUMENTS SERVICES HEREUNDER, IN EXCESS OF THE FEES ACTUALLY PAID BY CUSTOMER FOR STORED PAYMENT INSTRUMENTS SERVICES TO CSG DURING THE MONTH IN WHICH THE DAMAGE OR INJURY IS ALLEGED TO HAVE OCCURRED. CSG shall not be responsible for any interchange fees or for any downgrade or shift in interchange qualification arising out of or in connection with the STORED PAYMENT INSTRUMENTS services.